UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 3, 2017
(Date of earliest event reported)

Asure Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

110 Wild Basin Rd., Suite 100, Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 2.01 is incorporated herein by reference in its entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets

Stock Purchase Agreement

On January 3, 2017, we closed on the acquisition of all of the outstanding shares of common stock (the “Shares”) of Personnel Management Systems, Inc., a Washington corporation (“PMSI”), pursuant to a Stock Purchase Agreement, dated as of January 1, 2017 (the “Stock Purchase Agreement”), among us, PMSI, the sellers identified therein, and the stockholders’ representative named therein. The aggregate consideration for the Shares consisted of (i) $3,875,000 in cash and (ii) a subordinated promissory note (the “PMSI Note”) in the principal amount of $1,125,000, subject to adjustment as provided in the Stock Purchase Agreement. We funded the cash payment with proceeds from our recent public stock offering. The PMSI Note bears interest at an annual rate of 2.0% and matures on April 30, 2018. The entire unpaid principal and all accrued interest under the PMSI Note is payable at maturity. The Stock Purchase Agreement contains certain customary representations, warranties, indemnities and covenants.

The foregoing description of the Stock Purchase Agreement and PMSI Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement and PMSI Note, copies of which are filed as Exhibits 2.1 and 99.1 hereto and are incorporated herein by reference in their entirety.

Asset Purchase Agreement - CPI

On January 3, 2017, we closed on the acquisition of substantially all the assets of Corporate Payroll, Inc., an Ohio corporation (“CPI”), relating to its payroll service bureau business, pursuant to an Asset Purchase Agreement dated as of January 1, 2017 (the “CPI Asset Purchase Agreement”). The aggregate consideration for the assets consisted of (i) $1,500,000 in cash, (ii) a subordinated promissory note (the “CPI Note”) in the principal amount of $500,000 and (iii) 112,166 shares of our common stock valued at $1,000,000, subject to adjustment as provided in the CPI Asset Purchase Agreement. We funded the cash payment with proceeds from our recent public stock offering. The CPI Note bears no interest and matures on April 30, 2018. The entire unpaid principal under the CPI Note is payable at maturity. The recipient of the shares of our common stock entered into a six month lock-up agreement with us. The CPI Asset Purchase Agreement contains certain customary representations, warranties, indemnities and covenants.

The foregoing description of the CPI Asset Purchase Agreement and CPI Note does not purport to be complete and is qualified in its entirety by reference to the full text of the CPI Asset Purchase Agreement and CPI Note, copies of which are filed as Exhibits 2.2 and 99.2 hereto and are incorporated herein by reference in their entirety.

Asset Purchase Agreement - PSNW

On January 3, 2017, we closed on the acquisition of substantially all the assets of Payroll Specialties NW, Inc, an Oregon corporation (“PSNW”), pursuant to an Asset Purchase Agreement dated as of January 1, 2017 (the “PSNW Asset Purchase Agreement”). The aggregate consideration for the assets consisted of (i) $3,010,000 in cash and (ii) a subordinated promissory note (the “PSNW Note”) in the principal amount of $600,000, subject to adjustment as provided in the PSNW Asset Purchase Agreement. We funded the cash payment with proceeds from our recent public stock offering. The PSNW Note bears interest at an annual rate of 2.0% and matures on April 30, 2018. The entire unpaid principal and all accrued interest under the PSNW Note is payable at maturity. The PSNW Asset Purchase Agreement contains certain customary representations, warranties, indemnities and covenants.

The foregoing description of the PSNW Asset Purchase Agreement and PSNW Note does not purport to be complete and is qualified in its entirety by reference to the full text of the PSNW Asset Purchase Agreement and PSNW Note, copies of which are filed as Exhibits 2.3 and 99.3 hereto and are incorporated herein by reference in their entirety.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth under “Asset Purchase Agreement – CPI” in Item 2.01 is incorporated herein by reference in its entirety.

The issuance and sale of the shares of our common stock in connection with the CPI asset acquisition are exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.

Item 7.01.  Regulation FD Disclosure.

On January 3, 2017, we issued a press release announcing the three acquisitions and certain proforma financial guidance for 2017 in light of these acquisitions as well as separate press releases announcing each acquisition.  Copies of these press releases are furnished (not filed) as Exhibits 99.4, 99.5, 99.6 and 99.7, hereto, respectively, and incorporated herein by reference in their entirety.

Cautionary Statement Regarding Forward-Looking Statements
This Report contains forward‑looking statements that involve risks and uncertainties. These statements relate to future periods, future events or our future operating or financial performance. All statements other than statements of historical fact, including statements identified by words such as “may,” “will,” “could,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “estimate,” “project,” “believe” and similar expressions or variations, are forward‑looking statements. Forward‑looking statements include but are not limited to statements regarding our strategy, future operations, financial condition, results of operations, projected costs, and plans and objectives of management. Actual results may differ materially from those contemplated by the forward‑looking statements due to, among others, the risks and uncertainties described in our reports and filings with the Securities and Exchange Commission. We undertake no obligation to update any forward‑looking statement or statements to reflect events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events.
Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required with respect to the stock and asset acquisitions described in Item 2.01 herein will be filed by amendment to this Current Report on Form 8-K within 71 calendar days from the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

All pro forma financial information required with respect to the stock and asset acquisitions described in Item 2.01 herein will be filed by amendment to this Current Report on Form 8-K within 71 calendar days from the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement dated as of January 1, 2017 among Asure Software, Inc., Personnel Management Systems, Inc., the sellers identified therein, and the stockholders’ representative named therein.
2.2	Asset Purchase Agreement dated as of January 1, 2017 between Asure Software, Inc., Corporate Payroll, Inc., CPI-HR Holdings, Inc. and James D. Hopkins.
2.3	Asset Purchase Agreement dated as of January 1, 2017 between Asure Software, Inc., Payroll Specialties NW, Inc. and Shawn Gregg.
99.1	Subordinated Promissory Note dated January 1, 2017 in favor of Jack Goldberg, as stockholders’ representative.
99.2	Subordinated Promissory Note dated January 1, 2017 in favor of Corporate Payroll, Inc.
99.3	Subordinated Promissory Note in favor of Payroll Specialties NW, Inc.
99.4	Press release dated January 3, 2017 relating to three acquisitions.
99.5	Press Release dated January 3, 2017 relating to acquisition of Personnel Management Systems, Inc.
99.6	Press Release dated January 3, 2017 relating to asset acquisition of Corporate Payroll, Inc.
99.7	Press Release dated January 3, 2017 relating to asset acquisition of Payroll Specialties NW, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: January 4, 2017	By:	/s/ Brad Wolfe
Brad Wolfe, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement dated as of January 1, 2017 among Asure Software, Inc, Personnel Management Systems, Inc., the sellers identified therein, and the stockholders’ representative named therein.
2.2	Asset Purchase Agreement dated as of January 1, 2017 between Asure Software, Inc., Corporate Payroll, Inc., CPI-HR Holdings, Inc. and James D. Hopkins.
2.3	Asset Purchase Agreement dated as of January 1, 2017 between Asure Software, Inc., Payroll Specialties NW, Inc. and Shawn Gregg.
99.1	Subordinated Promissory Note dated January 1, 2017 in favor of Jack Goldberg, as stockholders’ representative.
99.2	Subordinated Promissory Note dated January 1, 2017 in favor of Corporate Payroll, Inc.
99.3	Subordinated Promissory Note in favor of Payroll Specialties NW, Inc.
99.4	Press release dated January 3, 2017 relating to three acquisitions.
99.5	Press Release dated January 3, 2017 relating to acquisition of Personnel Management Systems, Inc.
99.6	Press Release dated January 3, 2017 relating to asset acquisition of Corporate Payroll, Inc.
99.7	Press Release dated January 3, 2017 relating to asset acquisition of Payroll Specialties NW, Inc.